SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549-1004

                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) November 24, 1997
                                                    -------------------

                      Commission File Number 0-7624
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                  WESTERN MASSACHUSETTS ELECTRIC COMPANY
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          (Exact name of registrant as specified in its charter)


               MASSACHUSETTS                      04-1961130
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     (State or other jurisdiction of          (I.R.S. Employer
      incorporation or organization)         Identification No.)


  174 BRUSH HILL AVENUE, WEST SPRINGFIELD, MASSACHUSETTS  01090-0010
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              (Address of principal executive offices)      (Zip Code)


                            (413) 785-5871
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            (Registrant's telephone number, including area code)


                            Not Applicable
                            --------------
       (Former name or former address, if changed since last report)

Item 5. Other Events

  1. Millstone Nuclear Officer's Resignation

     Bruce Kenyon, President and Chief Executive Officer - Nuclear Group of Northeast Utilities (NU), announced on November 24, 1997 that Neil S. Carns had resigned as Senior Vice President and Chief Nuclear Officer - Millstone to pursue other interests. A search will begin immediately to select a new Chief Nuclear Officer and, in the interim, all Millstone officers will report to Mr. Kenyon.

     For more information regarding nuclear management at Millstone, see "Item 1. Business-Overview of Nuclear Matters" in NU's 1996 Form 10-K.



                              SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                          WESTERN MASSACHUSETTS ELECTRIC COMPANY
                          --------------------------------------
                                         Registrant




Date  November 26, 1997              By /s/John B. Keane
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                                        John B. Keane
                                        Vice President and Treasurer